UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado (Address of principal executive offices)	80129 (Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

     United Dominion Realty Trust, Inc. (the “Company”) is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2003, 2002, and 2001, in connection with the requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). The provisions of SFAS No. 144 require, among other things, that the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold subsequent to January 1, 2002, or are held for disposition subsequent to January 1, 2002, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with SFAS No. 144, the Company has presented the net operating results and the assets and liabilities of those properties sold or classified as held for disposition through September 30, 2004, as discontinued operations for all periods presented. Under SEC requirements, the same reclassification of continuing and discontinued operations as prescribed by SFAS No. 144 is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported net income available to common stockholders.

     This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12), of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”), to reflect the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold prior to September 30, 2004 or are held for disposition at September 30, 2004, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2003, 2002, and 2001

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: December 13, 2004	/s/ Christopher D. Genry

Christopher D. Genry Executive Vice President and Chief Financial Officer

Date: December 13, 2004	/s/ Scott A. Shanaberger

Scott A. Shanaberger Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2003, 2002, and 2001

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